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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 11, 2002
                                                       ----------------

                             ADMIRALTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-24891               65-0405207
           --------                      -------               ----------
 (State or other jurisdiction          (Commission           (IRS Employer
       of incorporation)               File Number)        Identification No.)

              4400 PGA BOULEVARD
          PALM BEACH GARDENS, FLORIDA                            33410
   (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (561) 624-4701
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Item 5.  Other events.
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         The Registrant issued a press release on October 11, 2002 announcing its results for the third quarter of 2002.

Item 7.  Exhibits.
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         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.          Description
         -----------          -----------

            99 Press release announcing the Registrant's results for the third quarter of 2002.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  ADMIRALTY BANCORP, INC.
                                                  ------------------------
                                                  (Registrant)

Dated:   October 16, 2002                         By: /s/ KEVIN SACKET
                                                      --------------------
                                                      KEVIN SACKET
                                                      Treasurer

                                  EXHIBIT INDEX
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                           CURRENT REPORT ON FORM 8-K
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Exhibit No.   Description                                     Page No.
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99            Press release announcing the                      5-11
              Registrant's results for the
              third quarter of 2002.